UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)


Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:


|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|X|   Soliciting Material Pursuant to [sec]240.14a-12


Pioneer Bond Fund                      Pioneer Real Estate Shares
Pioneer Emerging Markets Fund          Pioneer Research Fund
Pioneer Equity Income Fund             Pioneer Select Growth Fund
Pioneer Equity Opportunity Fund        Pioneer Select Value Fund
Pioneer Europe Select Equity Fund      Pioneer Series Trust I
Pioneer Fund                           Pioneer Series Trust II
Pioneer Fundamental Growth Fund        Pioneer Series Trust III
Pioneer High Yield Fund                Pioneer Series Trust IV
Pioneer Ibbotson Allocation Series     Pioneer Series Trust V
Pioneer Independence Fund              Pioneer Series Trust VI
Pioneer International Equity Fund      Pioneer Series Trust VII
Pioneer International Value Fund       Pioneer Short Term Income Fund
Pioneer Mid Cap Growth Fund            Pioneer Small Cap Value Fund
Pioneer Mid Cap Value Fund             Pioneer Strategic Income Fund
Pioneer Money Market Trust             Pioneer Tax Free Income Fund
Pioneer Protected Principal Trust      Pioneer Value Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


|X|   No fee required.


|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.


      (1) Title of each class of securities to which transaction applies:


          -----------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:


          -----------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:


          -----------------------------------------------------------
      (5) Total fee paid:


          -----------------------------------------------------------
|_|   Fee paid previously with preliminary materials.


|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)  Amount Previously Paid:


           ----------------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:



           ----------------------------------------------------------
      (3)  Filing Party:



           ----------------------------------------------------------
      (4)  Date Filed:

March 2008


PIONEER ADVISORY


All Pioneer Open-End Mutual Funds

This advisory is to inform you of the upcoming proxy solicitation to all Pioneer Funds shareholders. The record date for this proxy solicitation was February 14, 2008 and the shareholder meeting will be held on May 13, 2008.

There are five (5) proposals (summarized below) to be voted on by shareholders. None of the proposals involve changes to a fund's investment objective, an increase in management fee or name changes. Please note that Proposal 1 applies to all funds, whereas other Proposals apply only to certain funds, and Proposal 3 consists of various sub-proposals specific to certain funds.

Important Information Regarding this Proxy Solicitation - New Internet
Procedures

The funds plan to utilize the new "notice and access" solicitation process to the extent possible, as an alternative to the traditional approach of delivering a printed set of proxy materials to all shareholders. This approach is expected to reduce significantly the funds' printing and mailing costs and save paper.

Under this approach, the funds will mail shareholders a "notice of internet availability of proxy materials," make the proxy statement (booklet) available on-line and provide a printed proxy statement to any shareholder who requests it. Shareholders will be able to vote by separately mailed proxy card, via the internet or by telephone. Shareholders may obtain hard copies of the proxy statement by calling a toll free number found on the notice or by requesting one on-line.

Proposal 1

     Elect Trustees. Shareholders are being asked to elect the Trustees for all funds. Each of the nominees, except one, currently serves as a Trustee of some or all of the Pioneer mutual funds.

Proposal 2 A

     Approve an amendment to the Declaration of Trust. Shareholders are being asked to approve an amendment to the Declaration of Trust for their funds that is designed to grant the Board broader authority than it possesses currently to further amend the Declaration of Trust without shareholder approval.

Proposal 2 B

     Approve the Reorganization of Certain Funds. The shareholders of two funds, Pioneer International Value Fund and Pioneer Europe Select Equity Fund, that are now organized as Massachusetts business trusts, are being asked to approve the reorganization of those funds as Delaware statutory trusts.

For Institutional & Broker/Dealer Use Only. Not for Use with the Public

Proposals 2A and 2B provide for a standard governing document (Declaration of Trust) for each fund that will simplify administration and oversight and grant the Trustees greater discretion to make decisions without the need and expense of seeking shareholder approval.

Proposals 3-A to 3-R

     Revise Fundamental Investment Policies relating to:

       3-A   Borrowing
       3-B   Underwriting
       3-C   Lending
       3-D   Senior Securities
       3-E   Real Estate
       3-F   Commodities
       3-G   Concentration
       3-H   Diversification
       3-I   Convert Investment Objective(s) from Fundamental to Non-Fundamental
       3-J   Illiquid Securities
       3-K   Purchasing Securities on Margin
       3-L   Short Sales
       3-M   Purchasing Securities on Margin and Making Short Sales
       3-N   Investments in Other Investment Companies
       3-O   Pledging or Guaranteeing Assets
       3-P   Investments Made for the Purpose of Exercising Control or
             Management of Issuers
       3-Q   Investments in Affiliates
       3-R   Investments in Convertible Debt Securities Rated Below Investment
             Grade

Shareholders are being asked to approve changes to the "fundamental" investment policies of their funds. All mutual funds are required by law to have "fundamental" policies, that is, policies governing certain investment practices that may be changed only with the approval of fund shareholders. Many of the funds have fundamental policies that are not required by law or are more restrictive than the law requires, and the policies vary, sometimes considerably, from fund to fund. At the meeting, shareholders will be asked to approve revised fundamental policies, eliminate other objectives that cannot be changed without shareholder approvals or approve the reclassification of those investment objectives as non-fundamental. These changes are intended to simplify compliance monitoring and provide additional flexibility for the funds.

Proposal 4

     Approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc. Shareholders are being asked to approve an amended and restated management agreement between their fund and the investment adviser, Pioneer Investment Management, Inc. ("Pioneer"). The new management agreement updates the terms of the existing management agreements to reflect current industry practices and standardizes the terms for all the funds. There will be no decrease in services and no increase in management fees as a result of the new management agreement.

Proposal 5

     Approve a Policy Allowing the Appointment of Unaffiliated Sub-Advisers and Amendments to Sub-Advisory Agreements Without Shareholder Approval. Shareholders are being asked to approve a policy for their funds whereby Pioneer may appoint sub-advisers for the funds

For Institutional & Broker/Dealer Use Only. Not for Use with the Public that are not affiliated with Pioneer and may make material changes to a sub-advisory agreement, in each case without shareholder approval, provided that the Trustees approve such appointments and amendments. Shareholders of certain funds have already approved the use of such a policy.

If you have any questions regarding this Pioneer proxy solicitation, please contact your Pioneer relationship manager or call 1-800-622-9876.


The Pioneer funds have filed relevant materials with the Securities and Exchange Commission (SEC), including a proxy statement. Shareholders are urged to read the proxy statement carefully when it becomes available and before voting. The proxy materials filed with the SEC are available free of charge at https://www.proxy-direct.com/pioneer for each Pioneer fund. Shareholders of each fund also will be able to obtain copies of the final documents by calling 1-866-884-2702 and providing the control number on the proxy card or on the "notice of internet availability of proxy materials" each shareholder will receive.


Before investing, consider the product's investment objectives, risks, charges and expenses. Contact Pioneer Investments for a prospectus containing this information. Please read it carefully. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-622-9876 or visit our website pioneerinvestments.com. Neither Pioneer, nor its representatives are legal or tax advisors. In addition, Pioneer does not provide advice or recommendations. You should consider your client's financial needs, goals, and risk tolerance before making any investment recommendations.




Securities offered through Pioneer Funds Distributor, Inc.,
60 State Street, Boston, Massachusetts 02109.
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com 21771-01-0308
Member of the UniCredito Italiano Banking Group, Register of Banking Groups.

For Institutional & Broker/Dealer Use Only. Not for Use with the Public